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                                                                   EXHIBIT 10.3B


                    SECOND AMENDMENT TO CONSULTING AGREEMENT


     This Amendment (the "Amendment") is entered into as of November 5, 1998, and amends that certain Consulting Agreement (the "Agreement") dated as of July 11, 1997, as amended August 25, 1998, between Interactive Objects, Inc., a Washington corporation (the "Company"), and Northwest Capital Partners, L.L.C. (the "Consultant").

     The parties hereby agree as follows:

     1. The last sentence of Section 4.1 of the Agreement is amended to read as follows:

     "Effective as of November 1, 1998, the fee shall be $3,000 per month until the date that is 36 months from the closing of the Third Stage of Financing, for duties to be mutually agreed upon by the parties."

     2. Except as amended above, the Agreement shall continue in full force and effect as though set forth in this Amendment.

     DATED as of the date first above written.

                              INTERACTIVE OBJECTS, INC.



                              By:  /s/ Steven G. Wollach
                                   ---------------------
                                    Steve Wollach, President and CFO


                              NORTHWEST CAPITAL PARTNERS, L.L.C.



                              By:  /s/ Brent Nelson
                                   ----------------
                                    Brent Nelson, President